Exhibit 99.1

APPLIED MATERIALS ANNOUNCES THIRD QUARTER 2022 RESULTS

•Record quarterly revenue of $6.52 billion, up 5 percent year over year
•GAAP EPS of $1.85 and non-GAAP EPS of $1.94, down 1 percent and up 2 percent year over year, respectively
•Generated $1.47 billion in cash from operations and returned $1.23 billion to shareholders

SANTA CLARA, Calif., Aug. 18, 2022 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its third quarter ended Jul. 31, 2022.
Third Quarter Results
Applied generated revenue of $6.52 billion. On a GAAP basis, the company achieved gross margin of 46.1 percent, operating income of $1.92 billion or 29.5 percent of net sales, and earnings per share (EPS) of $1.85.
On a non-GAAP adjusted basis, the company reported gross margin of 46.2 percent, operating income of $1.95 billion or 30.0 percent of net sales, and EPS of $1.94.
The company generated $1.47 billion in cash from operations and returned $1.23 billion to shareholders including $1.00 billion in share repurchases and $225 million in dividends.
“Applied Materials delivered record quarterly revenue, yet ongoing supply chain challenges constrained our ability to meet demand, and our top priority remains increasing shipments to our customers,” said Gary Dickerson, President and CEO. “We feel confident in our ability to navigate macroeconomic headwinds and remain very positive about the long-term strength of the semiconductor market and our outsized growth opportunities.”

Applied Materials, Inc.

Results Summary

	Q3 FY2022	Q3 FY2021	Change
	(In millions, except per share amounts and percentages)
Net sales	$6,520	$6,196	5%
Gross margin	46.1%	47.9%	(1.8) points
Operating margin	29.5%	32.5%	(3.0) points
Net income	$1,606	$1,716	(6)%
Diluted earnings per share	$1.85	$1.87	(1)%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	46.2%	48.0%	(1.8) points
Non-GAAP adjusted operating margin	30.0%	32.7%	(2.7) points
Non-GAAP adjusted net income	$1,683	$1,740	(3)%
Non-GAAP adjusted diluted EPS	$1.94	$1.90	2%

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the fourth quarter of fiscal 2022, Applied expects net sales to be approximately $6.65 billion, plus or minus $400 million, which includes the expected impact of ongoing supply chain challenges. Non-GAAP adjusted diluted EPS is expected to be in the range of $1.82 to $2.18.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share, includes the normalized tax benefit of share-based compensation of $0.02 per share and includes a net income tax benefit related to intra-entity intangible asset transfers of $0.03 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

Third Quarter Reportable Segment Information

Semiconductor Systems	Q3 FY2022	Q3 FY2021
	(In millions, except percentages)
Net sales	$4,734	$4,454
Foundry, logic and other	66%	63%
DRAM	15%	20%
Flash memory	19%	17%
Operating income	$1,701	$1,785
Operating margin	35.9%	40.1%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$1,708	$1,794
Non-GAAP adjusted operating margin	36.1%	40.3%

Applied Global Services	Q3 FY2022	Q3 FY2021
	(In millions, except percentages)
Net sales	$1,420	$1,286
Operating income	$434	$393
Operating margin	30.6%	30.6%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$434	$393
Non-GAAP adjusted operating margin	30.6%	30.6%

Applied Materials, Inc.

Display and Adjacent Markets	Q3 FY2022	Q3 FY2021
	(In millions, except percentages)
Net sales	$333	$431
Operating income	$69	$99
Operating margin	20.7%	23.0%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$70	$100
Non-GAAP adjusted operating margin	21.0%	23.2%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets; gain or loss on strategic investments; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the fourth quarter of fiscal 2022 and beyond, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products, our ability to meet customer demand, and our suppliers' ability to meet our demand requirements; transportation interruptions and logistics constraints; global economic, political and industry conditions, including rising inflation and interest rates; the effects of regional or global health epidemics, including the severity and duration of the ongoing COVID-19 pandemic and government imposed lockdowns and other measures taken in response; global trade issues and changes in trade and export license policies; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base; acquisitions, investments and divestitures; changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; our ability to ensure compliance with applicable law, rules and regulations; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
(In millions, except per share amounts)	July 31, 2022	August 1, 2021	July 31, 2022	August 1, 2021
Net sales	$6,520	$6,196	$19,036	$16,940
Cost of products sold	3,514	3,229	10,144	8,971
Gross profit	3,006	2,967	8,892	7,969
Operating expenses:
Research, development and engineering	705	640	2,045	1,863
Marketing and selling	180	159	520	454
General and administrative	197	155	537	465
Severance and related charges	—	—	(4)	158
Deal termination fee	—	—	—	154
Total operating expenses	1,082	954	3,098	3,094
Income from operations	1,924	2,013	5,794	4,875
Interest expense	56	57	171	179
Interest and other income (loss), net	(7)	24	27	69
Income before income taxes	1,861	1,980	5,650	4,765
Provision for income taxes	255	264	716	589
Net income	$1,606	$1,716	$4,934	$4,176
Earnings per share:
Basic	$1.86	$1.89	$5.63	$4.57
Diluted	$1.85	$1.87	$5.59	$4.52
Weighted average number of shares:
Basic	864	908	877	914
Diluted	869	918	883	923

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	July 31, 2022	October 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$2,956	$4,995
Short-term investments	592	464
Accounts receivable, net	4,956	4,953
Inventories	5,506	4,309
Other current assets	1,424	1,386
Total current assets	15,434	16,107
Long-term investments	2,047	2,055
Property, plant and equipment, net	2,194	1,934
Goodwill	3,713	3,479
Purchased technology and other intangible assets, net	337	104
Deferred income taxes and other assets	2,436	2,146
Total assets	$26,161	$25,825
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$4,005	$4,268
Contract liabilities	2,828	2,076
Total current liabilities	6,833	6,344
Long-term debt	5,456	5,452
Income taxes payable	955	1,090
Other liabilities	847	692
Total liabilities	14,091	13,578
Total stockholders’ equity	12,070	12,247
Total liabilities and stockholders’ equity	$26,161	$25,825

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Nine Months Ended
	July 31, 2022	August 1, 2021	July 31, 2022	August 1, 2021
Cash flows from operating activities:
Net income	$1,606	$1,716	$4,934	$4,176
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	108	98	321	289
Severance and related charges	—	—	(4)	149
Share-based compensation	95	81	314	272
Deferred income taxes	47	20	(209)	44
Other	22	(15)	14	(30)
Net change in operating assets and liabilities	(409)	(214)	(828)	(606)
Cash provided by operating activities	1,469	1,686	4,542	4,294
Cash flows from investing activities:
Capital expenditures	(210)	(137)	(564)	(462)
Cash paid for acquisitions, net of cash acquired	(441)	—	(441)	(12)
Proceeds from sales and maturities of investments	374	400	1,013	1,024
Purchases of investments	(339)	(457)	(1,175)	(1,179)
Cash used in investing activities	(616)	(194)	(1,167)	(629)
Cash flows from financing activities:
Proceeds from common stock issuances	—	—	96	86
Common stock repurchases	(1,000)	(1,500)	(4,603)	(2,250)
Tax withholding payments for vested equity awards	(3)	(12)	(259)	(171)
Payments of dividends to stockholders	(225)	(219)	(650)	(622)
Cash used in financing activities	(1,228)	(1,731)	(5,416)	(2,957)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(375)	(239)	(2,041)	708
Cash, cash equivalents and restricted cash equivalents—beginning of period	3,435	6,413	5,101	5,466
Cash, cash equivalents and restricted cash equivalents — end of period	$3,060	$6,174	$3,060	$6,174

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$2,956	$6,066	$2,956	$6,066
Restricted cash equivalents included in deferred income taxes and other assets	104	108	104	108
Total cash, cash equivalents, and restricted cash equivalents	$3,060	$6,174	$3,060	$6,174

Supplemental cash flow information:
Cash payments for income taxes	$592	$232	$1,623	$641
Cash refunds from income taxes	$5	$3	$133	$26
Cash payments for interest	$35	$34	$137	$137

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q3 FY2022	Q3 FY2021
Unallocated net sales	$33	$25
Unallocated cost of products sold and expenses	(218)	(208)
Share-based compensation	(95)	(81)
Total	$(280)	$(264)

Additional Information

	Q3 FY2022	Q3 FY2021
Net Sales by Geography (In millions)
United States	$725	$533
% of Total	11%	9%
Europe	$529	$238
% of Total	8%	4%
Japan	$438	$449
% of Total	7%	7%
Korea	$1,224	$1,291
% of Total	19%	21%
Taiwan	$1,537	$1,261
% of Total	24%	20%
Southeast Asia	$270	$173
% of Total	4%	3%
China	$1,797	$2,251
% of Total	27%	36%

Employees (In thousands)
Regular Full Time	31.9	26.0

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except percentages)	July 31, 2022	August 1, 2021	July 31, 2022	August 1, 2021
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$3,006	$2,967	$8,892	$7,969
Certain items associated with acquisitions[1]	7	6	20	21
Certain incremental expenses related to COVID-19[2]	—	—	—	12
Other charges	—	—	—	2
Non-GAAP adjusted gross profit	$3,013	$2,973	$8,912	$8,004
Non-GAAP adjusted gross margin	46.2%	48.0%	46.8%	47.2%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,924	$2,013	$5,794	$4,875
Certain items associated with acquisitions[1]	10	11	29	36
Acquisition integration and deal costs	19	5	32	40
Certain incremental expenses related to COVID-19[2]	—	—	—	24
Severance and related charges[3]	—	—	(4)	158
Deal termination fee	—	—	—	154
Other charges	—	—	—	6
Non-GAAP adjusted operating income	$1,953	$2,029	$5,851	$5,293
Non-GAAP adjusted operating margin	30.0%	32.7%	30.7%	31.2%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$1,606	$1,716	$4,934	$4,176
Certain items associated with acquisitions[1]	10	11	29	36
Acquisition integration and deal costs	12	5	28	41
Certain incremental expenses related to COVID-19[2]	—	—	—	24
Severance and related charges[3]	—	—	(4)	158
Deal termination fee	—	—	—	154
Realized loss (gain) on strategic investments, net	(1)	(6)	(1)	(2)
Unrealized loss (gain) on strategic investments, net	18	(13)	(15)	(45)
Other charges	—	—	—	6
Income tax effect of share-based compensation[4]	22	11	(22)	(12)
Income tax effects related to intra-entity intangible asset transfers	21	23	120	60
Resolution of prior years’ income tax filings and other tax items	1	(9)	(54)	(22)
Income tax effect of non-GAAP adjustments[5]	(6)	2	—	(43)
Non-GAAP adjusted net income	$1,683	$1,740	$5,015	$4,531

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Temporary incremental employee compensation during the COVID-19 pandemic.

3	The severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees.

4	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

5	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except per share amounts)	July 31, 2022	August 1, 2021	July 31, 2022	August 1, 2021
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$1.85	$1.87	$5.59	$4.52
Certain items associated with acquisitions	0.01	0.01	0.03	0.03
Acquisition integration and deal costs	0.01	0.01	0.03	0.04
Certain incremental expenses related to COVID-19	—	—	—	0.02
Severance and related charges	—	—	—	0.13
Deal termination fee	—	—	—	0.17
Realized loss (gain) on strategic investments, net	—	(0.01)	—	0.01
Unrealized loss (gain) on strategic investments, net	0.02	(0.01)	(0.02)	(0.05)
Other charges	—	—	—	0.01
Income tax effect of share-based compensation	0.03	0.01	(0.03)	(0.01)
Income tax effects related to intra-entity intangible asset transfers	0.02	0.03	0.14	0.06
Resolution of prior years’ income tax filings and other tax items	—	(0.01)	(0.06)	(0.02)
Non-GAAP adjusted earnings per diluted share	$1.94	$1.90	$5.68	$4.91
Weighted average number of diluted shares	869	918	883	923

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except percentages)	July 31, 2022	August 1, 2021	July 31, 2022	August 1, 2021
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,701	$1,785	$5,120	$4,588
Certain items associated with acquisitions[1]	7	9	22	29
Acquisition integration costs	—	—	—	(2)
Certain incremental expenses related to COVID-19[2]	—	—	—	12
Other charges	—	—	—	3
Non-GAAP adjusted operating income	$1,708	$1,794	$5,142	$4,630
Non-GAAP adjusted operating margin	36.1%	40.3%	37.4%	38.7%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$434	$393	$1,259	$1,083
Certain incremental expenses related to COVID-19[2]	—	—	—	8
Other charges	—	—	—	1
Non-GAAP adjusted operating income	$434	$393	$1,259	$1,092
Non-GAAP adjusted operating margin	30.6%	30.6%	30.5%	30.0%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$69	$99	$226	$229
Certain items associated with acquisitions[1]	1	1	3	3
Certain incremental expenses related to COVID-19[2]	—	—	—	1
Severance and related charges[3]	—	—	—	8
Non-GAAP adjusted operating income	$70	$100	$229	$241
Non-GAAP adjusted operating margin	21.0%	23.2%	21.2%	19.8%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.
2	Temporary incremental employee compensation during the COVID-19 pandemic.
3	The severance and related charges related to workforce reduction actions globally across the Display and Adjacent Markets business.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	July 31, 2022

Provision for income taxes - GAAP basis (a)	$255
Income tax effect of share-based compensation	(22)
Income tax effects related to intra-entity intangible asset transfers	(21)
Resolutions of prior years’ income tax filings and other tax items	(1)
Income tax effect of non-GAAP adjustments	6
Non-GAAP adjusted provision for income taxes (b)	$217

Income before income taxes - GAAP basis (c)	$1,861
Certain items associated with acquisitions	10
Acquisition integration and deal costs	12
Realized loss (gain) on strategic investments, net	(1)
Unrealized loss (gain) on strategic investments, net	18
Non-GAAP adjusted income before income taxes (d)	$1,900

Effective income tax rate - GAAP basis (a/c)	13.7%

Non-GAAP adjusted effective income tax rate (b/d)	11.4%